                                                              EXHIBIT 99.1




                              LIMITED PARTNERSHIP
                           HUD PROJECT NO. 054-35130

                                FINANCIAL REPORT

                               DECEMBER 31, 1994

                           WILLOW WICK ASSOCIATES
                             LIMITED PARTNERSHIP
                          HUD PROJECT NO. 054-35130
                              DECEMBER 31, 1994

                              TABLE OF CONTENTS

                                                               PAGE
GENERAL PARTNERS' CERTIFICATION                                 1

MANAGEMENT AGENT'S CERTIFICATION                                2

INDEPENDENT AUDITOR'S QUALIFICATIONS                            3

INDEPENDENT AUDITOR'S REPORT                                    4

FINANCIAL STATEMENTS

     Classified Balance Sheet                                  5/6
     Statement of Profit and Loss (Form HUD-92410)             7/9
     Statement of Changes in Partners' Capital                 10
     Statement of Cash Flows                                   11/12

NOTES TO FINANCIAL STATEMENTS                                  13/15

SUPPLEMENTARY INFORMATION

     Analysis of Accounts Receivable                           16
     Mortgage Escrow Deposits                                  17
     Analysis of Restricted Deposits                           18
     Schedule of Funds in Financial Institutions               19
     Computation of Surplus Cash, Distributions
       and Residual Receipts (Form HUD-93486)                  20
     Analysis of Accounts Payable and Accrued Expenses         21
     Changes in Fixed Asset Accounts                           22
     Compensation of Partners                                  23
     Schedule of Unauthorized Distributions
       of Project Income                                       24
     Schedule of Findings                                      25

INDEPENDENT AUDITOR'S REPORT ON INTERNAL
  CONTROL STRUCTURE                                            26/28

INDEPENDENT AUDITOR'S REPORT ON COMPLIANCE
  WITH SPECIFIC REQUIREMENTS APPLICABLE TO
  MAJOR HUD PROGRAMS                                           29

INDEPENDENT AUDITOR'S REPORT ON COMPLIANCE
  WITH SPECIFIC REQUIREMENTS APPLICABLE TO
  AFFIRMATIVE FAIR HOUSING                                     30

                        WILLOW WICK ASSOCIATES LIMITED
                    PARTNERSHIP HUD PROJECT NO. 054-35130
                       GENERAL PARTNERS' CERTIFICATION
                              DECEMBER 31, 1994

     We hereby certify that we have examined the accompanying financial statements and supplementary information of WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP, EIN 59-2445708 and, to the best of our knowledge and belief, the same is complete and accurate.


GENERAL PARTNER:


/s/ MARK A. WERNER                                       2/23/95
--------------------------------                   ------------------
REALTY MANAGEMENT GROUP, INC.,                    DATE
SOLE GENERAL PARTNER

[LOGO]
REALTY
MANAGEMENT
GROUP, INC.

     We hereby certify that we have examined the accompanying financial statements and supplemental data of WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP, EIN 59-2445708 and, to the best of our knowledge and belief, the same is complete and accurate.


/s/ MARK A. WERNER
---------------------------------
Mark A. Werner, President                                   February 20, 1995
Realty Management Group, Inc.
and
Responsible Project Manager for
Willow Wick Apartments

      9250 Cypress Green Drive, Suite 104 - Jacksonville, Florida 32256
                 FAX: (904) 731-4369 OFFICE: (904) 731-4366

                            WILLOW WICK ASSOCIATES
                             LIMITED PARTNERSHIP
                          HUD PROJECT NO. 054-35130
                     INDEPENDENT AUDITOR'S QUALIFICATIONS
                              DECEMBER 31, 1994

Independent Auditor's Qualifications

The Independent Auditor, James E. Bullard, CPA, 9471-308 Baymeadows Road, Jacksonville, Florida 32256, whose Federal Employer Identification Number is 59-1321288, is a duly licensed Certified Public Accountant in the State of Florida, Florida Certification Number 2572 dated October 8, 1969, such licensure being consistent with HUD's requirement that the Independent Auditor be a licensed Certified Public Accountant in his state of domicile. Since all of the auditing services rendered in connection with examination of the accompanying financial statements were rendered in Florida, the permanent office of the Partnership, there is no requirement for the Independent Auditor to be licensed by the State of South Carolina.

                                James E. Bullard
                          Certified Public Accountant
                              9471 Baymeadows Road
                                   Suite 308
                          Jacksonville, Florida 32256
                                 --------------
                                 (904) 636-9997

                          INDEPENDENT AUDITOR'S REPORT

To the Partners of
Willow Wick Associates Limited Partnership
Jacksonville, Florida

I have audited the accompanying balance sheet of Willow Wick Associates Limited Partnership, HUD Project No. 054-35130 as of December 31, 1994, and the related statement of operations and partners' capital, and of cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Willow Wick Associates Limited Partnership, HUD Project No. 054-35130, as of December 31, 1994, and the results of its operations and changes in partners' capital and cash flows for the year then ended in conformity with generally accepted accounting principles.

My audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supporting information included in the report (shown on pages 16 to 25) are presented for the purposes of additional analysis and are not a required part of the basic financial statements of Willow Wick Associates Limited Partnership, HUD Project NO. 054-35130. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.


/s/ JAMES E. BULLARD, CPA
February 20, 1995

                   WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP
                           HUD PROJECT NO. 054-35130
                           CLASSIFIED BALANCE SHEET
                              DECEMBER 31, 1994

                                     ASSETS

CURRENT ASSETS:
  1110  Petty cash                                    $      300
  1120  Cash in bank                                      26,298
  1130  Accounts receivable - tenants                      3,235
                                                      ----------

                                                                        29,833

  1191 TENANT SECURITY DEPOSITS
         HELD IN TRUST                                                  12,940

PREPAID EXPENSES:
  1240  Prepaid property insurance                        18,460
  1250  Prepaid mortgage insurance                           401
                                                      ----------

                                                                        18,861

RESTRICTED DEPOSITS AND FUNDED RESERVES:
  1310  Mortgage escrow deposits                          24,191
  1320  Reserve for replacements                          22,206
                                                      ----------

                                                                        46,397

PROPERTY AND EQUIPMENT:
  1410  Land                                             200,000
  1420  Buildings                                      1,530,424
  1430  Building equipment - fixed                       208,000
                                                      ----------
                                                       1,938,424

     Less: Accumulated depreciation                     (673,286)
                                                      ----------

                                                                     1,265,138

OTHER ASSETS:
  1900  Syndication costs                                 15,903
                                                      ----------
                                                                        15,903
                                                                    ----------
TOTAL ASSETS                                                        $1,389,072
                                                                    ==========

                    WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP
                           HUD PROJECT NO. 054-35130
                           CLASSIFIED BALANCE SHEET
                              DECEMBER 31, 1994

                      LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
2110    Accounts payable - trade              $  63,583
2120    Accrued wages payable                     2,152
2130    Accrued interest- first
          mortgage                                5,559
2131    Accrued interest - other                 18,036
2210    Prepaid rents                               440
2320    Mortgage payable - current
        portion                                  27,195
                                              ---------

                                                                   116,965

DEPOSIT LIABILITY:
  2191  Tenant security deposits                                    12,940

LONG-TERM LIABILITIES:
  2310  Note payable                                               300,608
  2320  Mortgage payable - net of
          current portion                                          925,697
                                                                ----------

          Total Liabilities                                      1,356,210
                                                                ----------

  3130  PARTNERS' CAPITAL                                           32,862
                                                                ----------

TOTAL LIABILITIES AND PARTNERS' CAPITAL                         $1,389,072
                                                                ==========

The Notes to Financial Statements are an integral part of these statements.

STATEMENT OF                      U.S. DEPARTMENT OF HOUSING
PROFIT AND LOSS                   AND URBAN DEVELOPMENT
                                  Office of Housing
                                  Federal Housing Commissioner                  OMB Approval No. 2502-0052 (EXP. 1/31/95)
------------------------------------------------------------------------------------------------------------------------------------
Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems, U.S.
Department of Housing and Urban Development, Washington, D.C. 20410-3600 and to the Office of Management and Budget, Paperwaste
Reduction Project (2502-0052), Washington, D.C. 20503. Do not send this completed form to either of these addressees.
------------------------------------------------------------------------------------------------------------------------------------
 For the Monthly/Period        Ending:                       Project Number:                Project Name:
 Beginning:
            1/1/94                        12/31/94                     054-35130               WILLOW WICK APARTMENTS
------------------------------------------------------------------------------------------------------------------------------------
     PART I                      Description of Account                   Acct. No.     Amount*
------------------------------------------------------------------------------------------------------------------------------------
                Apartments or Member Carrying Charges (Coops)               5120    $    538,765
                Tenant Assistance Payments                                  5121    $
                Furniture and Equipment                                     5130    $
     RENTAL     Stores and Commercial                                       5140    $
     INCOME     Garage and Parking Spaces                                   5170    $
      5100      Flexibility Subsidy Income                                  5180    $
                Miscellaneous (specify)                                     5190    $
                TOTAL RENT REVENUE Potential at 100% Occupancy                                       $   538,765
------------------------------------------------------------------------------------------------------------------------------------
                Apartments                                                  5220    (     72,078)
                Furniture and Equipment                                     5230    (        254)
   VACANCIES    Stores and Commercial                                       5240    (           )
      5200      Garage and Parking Spaces                                   5270    (           )
                Miscellaneous (specify) CONCESSIONS                         5290    (     31,539)
                TOTAL VACANCIES                                                                      (   103,871)
------------------------------------------------------------------------------------------------------------------------------------
                NET RENTAL REVENUE Rent Revenue Less Vacancies                                       $   434,894
                ELDERLY AND CONGREGATE SERVICES INCOME -- 5300
                TOTAL SERVICE INCOME (Schedule Attached)                    5300                     $
                Interest Income - Project Operations                        5410    $        395
   FINANCIAL    Income from Investments - Residual Receipted                5430    $
    REVENUE     Income from Investments - Reserve for Replacement           5440    $      1,118
      5400      Income from Investments - Miscellaneous                     5490    $
                TOTAL FINANCIAL REVENUE                                                              $     1,513
------------------------------------------------------------------------------------------------------------------------------------
                Laundry and Vending                                         5910    $      4,765
                NSF and Late Charges                                        5920    $      2,180
     OTHER      Damages and Cleaning Fees                                   5930    $
    REVENUE     Forfeited Tenant Security Deposits                          5940    $      5,992
      5900      Other Revenue (specify) PET FEES, OTHER                     5990    $      3,013
                TOTAL OTHER REVENUE                                                                  $    15,950
                TOTAL REVENUE                                                                        $   452,357
------------------------------------------------------------------------------------------------------------------------------------
                Advertising                                                 6210    $     11,519
                Other Administrative Expense                                6250    $
 ADMINISTRATIVE Office Salaries                                             6310    $     22,595
    EXPENSES    Office Supplies                                             6311    $      6,071
   6200/6300    Office or Model Apartment Rent                              6312    $
                Management                                                  6320    $     27,353
                Manager or Superintendent Salaries                          6330    $
                Manager or Superintendent Rent Free Unit                    6331    $      2,872
                Legal Expenses (Project)                                    6340    $        123
                Auditing Expenses (Project)                                 6350    $      3,750
                Bookkeeping Fees/Accounting Services                        6351    $
                Telephone and Answering Service                             6360    $      7,551
                Bad Debts                                                   6370    $
                Miscellaneous Administrative Expenses (specify) PAGE 9      6390    $      7,171
                TOTAL ADMINISTRATIVE EXPENSES                                                        $    89,005
------------------------------------------------------------------------------------------------------------------------------------
                Fuel Oil/Coal                                               6420    $
   UTILITIES    Electricity (Light and Misc. Power)                         6450    $     15,439
    EXPENSE     Water / SEWER                                               6451    $     22,499
      6400      Gas                                                         6452    $      1,869
                Sewer                                                       6453    $
                TOTAL UTILITIES EXPENSE                                                              $    39,807
------------------------------------------------------------------------------------------------------------------------------------
 *       All Amounts must be rounded to the nearest dollar;              Page 1 of 2       -7-                 form HUD-92410 (7/91)
         $.50 and over, round up - $.49 and below, round down.                                                   ref Handbook 4370.2

------------------------------------------------------------------------------------------------------------------------------------
                Janitor and Cleaning Payroll                                6510    $      1,338
                Janitor and Cleaning Supplies                               6515    $        664
                Janitor and Cleaning Contract                               6517    $      2,560
                Exterminating Payroll/Contract                              6519    $
                Exterminating Supplies                                      6520    $      1,424
   OPERATING    Garbage and Trash Removal                                   6525    $     13,919
      AND       Security Payroll/Contract                                   6530    $
  MAINTENANCE   Grounds Payroll                                             6535    $
      6500      Grounds Supplies                                            6536    $        892
                Grounds Contract                                            6537    $     13,477
                Repairs Payroll                                             6540    $     37,704
                Repairs Material                                            6541    $
                Repairs Contract                                            6542    $
                Elevator Maintenance/Contract                               6545    $
                Heating/Cooling Repairs and Maintenance                     6546    $      2,656
                Swimming Pool Maintenance/Contract                          6547    $      1,107
                Snow Removal                                                6548    $
                Decorating Payroll/Contract                                 6560    $
                Decorating Supplies                                         6561    $
                Other                                                       6570    $
                Miscellaneous Operating and Maintenance Expenses PAGE 9     6590    $     21,456
                TOTAL OPERATING AND MAINTENANCE EXPENSES                                             $    97,197
------------------------------------------------------------------------------------------------------------------------------------
                Real Estate Taxes                                           6710    $     46,000
                Payroll Taxes (FICA)                                        6711    $      6,633
     TAXES      Miscellaneous Taxes, Licenses and Permits                   6719    $      1,037
      AND       Property and Liability Insurance (Hazard)                   6720    $      7,835
   INSURANCE    Fidelity Bond Insurance                                     6721    $
      6700      Workmen's Compensation                                      6722    $      3,983
                Health Insurance and Other Employee Benefits                6723    $      4,446
                Other Insurance (specify)                                   6729    $
                TOTAL TAXES AND INSURANCE                                                            $    69,934
------------------------------------------------------------------------------------------------------------------------------------
                Interest on Bonds Payable                                   6810    $
                Interest on Mortgage Payable                                6820    $     66,488
   FINANCIAL    Interest on Notes Payable (Long-Term)                       6830    $
    EXPENSES    Interest on Notes Payable (Short-Term)                      6840    $
      6800      Mortgage Insurance Premium/Service Charge                   6850    $      4,823
                Miscellaneous Financial Expenses                            6890    $
                TOTAL FINANCIAL EXPENSES                                                             $    71,311
------------------------------------------------------------------------------------------------------------------------------------
   ELDERLY &    TOTAL SERVICE EXPENSES - Schedule Attached                  6900                     $
   CONGREGATE   TOTAL COST OF OPERATIONS BEFORE DEPRECIATION                                         $   367,254
    SERVICE     PROFIT (LOSS) BEFORE DEPRECIATION                                                    $    85,103
    EXPENSES    Depreciation (Total) - 6600 (specify)                       6600          66,829     $    66,829
      6900      Operating Profit or (Loss)                                                           $    18,274
------------------------------------------------------------------------------------------------------------------------------------
  CORPORATE OR  Officer Salaries                                            7110    $
   MORTGAGOR    Legal Expenses (Entity)                                     7120    $     10,813
     ENTITY     Taxes (Federal-State-Entity)                               7130-32  $
    EXPENSES    Other Expenses (Entity) PAGE 9                              7190    $     43,718
      7100      TOTAL CORPORATE EXPENSES                                                             $    54,531
                NET PROFIT OR (LOSS)                                                                 $   (36,257)
------------------------------------------------------------------------------------------------------------------------------------
WARNING: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties. (18 U.S.C. 1001,
1010, 1012; 31 U.S.C. 3729, 3802)

MISCELLANEOUS OR OTHER INCOME AND EXPENSE SUB-ACCOUNT GROUPS. If miscellaneous or other income and/or expense sub-accounts (5190,
5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expenses.
------------------------------------------------------------------------------------------------------------------------------------
 PART II
------------------------------------------------------------------------------------------------------------------------------------
 1.      Total principal payments required under the mortgage, even if payments under a Workout
         Agreement are less or more than those required under the mortgage.                          $    27,195
------------------------------------------------------------------------------------------------------------------------------------
 2.      Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto,
         even if payments may be temporarily suspended or waived.                                    $    10,320
------------------------------------------------------------------------------------------------------------------------------------
 3.      Replacement of Painting Reserve releases which are included as expense items on this
         Profit and Loss statement                                                                   $      NONE
------------------------------------------------------------------------------------------------------------------------------------
 4.      Project Improvement Reserve Releases under the Flexible Subsidy Program that are
         included as expense items on this Profit and Loss Statement.                                $      NONE
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Page 2 of 2       -8-                 form HUD-92410 (7/91)
                                                                                                                 ref Handbook 4370.2

 THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                 WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP
                          HUD PROJECT NO. 054-35130
                       FORM HUD-92410 - ACCOUNT DETAIL
                              DECEMBER 31, 1994

MISCELLANEOUS ADMINISTRATIVE EXPENSE (A/C 6390):

      Seminars and meetings                              $   1,156
      Travel and related expenses                            2,264
      Miscellaneous                                            451
      Credit checks                                          1,214
      Leasing                                                  690
      Employee relations                                     1,396
                                                         ---------
                                                         $   7,171
                                                         =========

MISCELLANEOUS MAINTENANCE EXPENSES (A/C 6590):

      Appliance repairs, maintenance
        and replacements                                    $1,145
      Carpet cleaning, repairs and
        replacements                                         5,459
      Casual labor - maintenance                             1,033
      Electric repairs                                       1,131
      Fire protection supplies                                 376
      Painting supplies and contract                         4,339
      Plumbing repairs                                       3,655
      Roof repairs                                           1,407
      Small tools                                            1,133
      Uniforms                                                 762
      Glass/locks                                            1,016
                                                         ---------
                                                         $  21,456
                                                         =========

OTHER ENTITY EXPENSE (A/C 7190):

      General Partner fees                               $   6,610
      Interest - 2nd mortgage                               36,072
      Tax preparation fees                                     600
      Travel                                                   436
                                                         ---------

                                                         $  43,718
                                                         =========

                   WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP
                           HUD PROJECT NO. 054-35130
                    STATEMENT OF CHANGES IN PARTNERS' CAPITAL
                          YEAR ENDED DECEMBER 31, 1994

Partners' Capital - January 1, 1994
   (restated)                                            $ 69,119

Net loss                                                  (36,257)
                                                         --------

Partners' Capital - December 31, 1994                    $ 32,862
                                                         ========

The Notes to Financial Statements are an integral part of these statements.

                  WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP
                          HUD PROJECT NO. 054-35130
                           STATEMENT OF CASH FLOWS
                         YEAR ENDED DECEMBER 31, 1994

CASH FLOWS FROM OPERATING ACTIVITIES:
      Rental receipts                                     $   424,688
      Interest receipts                                         1,513
      Other receipts                                           15,950
                                                          -----------

                                                              442,151
                                                          -----------

      Management fees                                         (14,814)
      Administrative expenses                                 (32,017)
      Utilities                                               (38,401)
      Salaries and wages                                      (64,474)
      Operating and maintenance                               (48,507)
      Real estate taxes                                       (46,000)
      Property insurance                                       (4,279)
      Miscellaneous taxes and insurance                       (20,812)
      Interest on mortgage note                               (67,674)
      Entity expenses                                         (49,729)
                                                          -----------

                                                             (386,707)
                                                          -----------

NET CASH PROVIDED BY
  OPERATING ACTIVITIES                                         55,444
                                                          -----------

CASH FLOWS USED IN INVESTING ACTIVITIES:

      Acquisition of fixed assets                             (79,314)
      Deposits in reserve
        for replacements                                      (11,438)
      Withdrawals from reserve
        for replacements                                       11,739
                                                          -----------

NET CASH USED IN INVESTING
  ACTIVITIES                                                  (79,013)
                                                          -----------

CASH FLOWS USED IN FINANCING ACTIVITIES:

      Principal payments on mortgage note                     (25,362)
                                                          -----------

NET CASH USED IN FINANCING ACTIVITIES                         (25,362)
                                                          -----------

NET DECREASE IN CASH AND CASH EQUIVALENTS                     (48,931)

CASH AND CASH EQUIVALENTS:
  Beginning of Period - January 1, 1994                        75,529
                                                          -----------

  End of Period - December 31, 1994                       $    26,598
                                                          ===========

                   WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP
                           HUD PROJECT NO. 054-35130
                      STATEMENT OF CASH FLOWS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 1994

RECONCILIATION OF NET LOSS TO NET CASH
  PROVIDED BY OPERATING ACTIVITIES:

NET LOSS                                                  $ (36,257)

Adjustments to reconcile net loss to
   net cash provided by operating
   activities:

      Depreciation                                           66,829
      Adjustment to restate beginning
        partners capital                                     (1,039)
      Decrease (Increase) in:
           Tenant security deposits held
             in trust                                         2,440
           Accounts receivable                               (2,975)
           Prepaid insurance                                (11,573)
           Tax and insurance escrow                           2,955

      Increase (Decrease) in:
           Accounts payable (Note 3)                         44,847
           Accrued wages payable                                 35
           Accrued interest payable                            (147)
           Tenant security deposits payable                  (2,440)
           Prepaid rents                                     (7,231)
                                                          ---------

NET CASH PROVIDED BY
   OPERATING ACTIVITIES                                   $  55,444
                                                          =========

The Notes To Financial Statements are an integral part of these statements.

                   WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP
                           HUD PROJECT NO. 054-35130
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1:  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Organization
         Willow Wick Associates Limited Partnership was formed in October 1984 to acquire and operate a 104-unit rental complex (The Project) located in North Augusta, South Carolina. This project is security for a mortgage insured by HUD under Section 221(d)(4) of the National Housing Act, and operating methods and partners' annual distributions are regulated by HUD pursuant to a regulatory agreement. The agreement limits annual distributions to "surplus cash" available at the end of each year.

         Basis of Accounting
         Assets, liabilities, revenues and expenses are recognized on the accrual basis of accounting.

         Fixed Assets
         Property and equipment are recorded at cost. Depreciation provided in the financial statements is computed by both accelerated and straight-line methods applied to individual property items based on estimated useful lives ranging from five to forty years. For Federal income tax purposes, depreciation for buildings is calculated over an eighteen-year recovery period.

         Deferred Charges
         Certain costs and fees associated with the organization and promotion of the Partnership are non-deductible expenditures and have been capitalized as syndication costs.

         Income Taxes
         No income tax provision has been included in the financial statements since income or loss of the Partnership is required to be reported by the respective partners on their individual income tax returns.

         Reserve For Replacements
         Pursuant to a regulatory agreement, The Project is required to deposit monies monthly with the mortgagor to be used for replacements of property and equipment approved by HUD.

                   WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP
                           HUD PROJECT NO. 054-35130
                         NOTES TO FINANCIAL STATEMENTS

NOTE 2: LONG-TERM DEBT

                                                  Current        Long-term
                                                  Portion         Portion
                                                  -------        ---------
               Mortgage note payable (a)          $ 27,195      $  925,697
               Note payable (b)                         --         300,608
                                                  --------      ----------
                                                  $ 27,195      $1,226,305
                                                  ========      ==========

a) The Partnership assumed an existing mortgage note payable on December 14, 1984, in the amount of $1,141,892 bearing an interest rate of 7% per annum on the unpaid balance. The note calls for equal monthly payments in the amount of $7,753 including interest, through January 1, 2013. The note is insured by FHA under the FHA 221(d)(4) program. The partnership was required to enter into a regulatory agreement with the U.S. Department of Housing and Urban Development. The Regulatory Agreement does not require HUD approval of rent levels.

b) The Partnership executed a promissory note on December 14, 1984 in the amount of $300,608 bearing an interest rate of 12% per annum. Interest is payable annually until December 14, 1994 when the principal amount and the remaining accrued interest became due; the maturity date of the note was extended to April 15, 1995 by agreement of the parties. The promissory note is subordinate to the first mortgage insured by the U.S. Department of Housing and Urban Development and payments of interest and principal from project income can only be paid from surplus cash as defined by the Regulatory Agreement.

         Maturities of long-term debt by year are as follows:

         1995                                            $   327,803
         1996                                                 29,161
         1997                                                 31,269
         1998                                                 33,529
         1999                                                 35,953
         Thereafter                                          795,785
                                                         -----------

                                                         $ 1,253,500
                                                         ===========

                   WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP
                           HUD PROJECT NO. 054-35130
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3:  IDENTITIES OF INTEREST

         During 1994, the Partnership had certain transactions with third parties who constituted Identities of Interest, including those parties reflected in Compensation of Partners (Page 23), and the following additional transactions:

         1) The Partnership reimbursed its General Partner, Realty Management Group, Inc. for the Apartment Project's payroll and payroll-related items during 1994.

         2) The Partnership reimbursed Realty Management Group, Inc. for certain repair and replacement items paid on behalf of the Apartment Project by Realty Management Group, Inc.

                   WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP
                           HUD PROJECT NO. 054-35130
                        ANALYSIS OF ACCOUNTS RECEIVABLE
                               DECEMBER 31, 1994

Accounts and Notes Receivable (other than from regular tenants):

There are no known receivables from other than regular tenants at December 31, 1994.

Delinquent Tenant Accounts Receivable:

                                                      Number of       Amount
                                                       Tenants       Past Due
                                                      ---------      --------
Delinquent under 30 days                                  7          $ 2,395

Delinquent 31 - 60 days                                   3              840

Delinquent 61 - 90 days                                   -                -

Delinquent over 90 days                                   -                -
                                                       ----          -------

     Totals                                              10          $ 3,235
                                                       ====          =======

                   WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP
                           HUD PROJECT NO. 054-35130
                            MORTGAGE ESCROW DEPOSITS
                               DECEMBER 31, 1994

As of December 31, 1994, the estimated amounts needed for future payment of insurance and taxes are as follows:

Property taxes due October 1995
      (46,000 X 3/12)                                                  $  11,500

Property insurance due December 1995
      (19,418 X 1/12)                                                      1,618

Mortgage insurance due February 1995
      (4,823 X 11/12)                                                      4,421
                                                                       ---------

ESTIMATED ACCRUED LIABILITY                                               17,539

TOTAL CONFIRMED BY MORTGAGEE                                              24,191
                                                                       ---------

SURPLUS IN DEPOSIT REQUIREMENTS                                        $   6,652
                                                                       =========

                   WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP
                           HUD PROJECT NO. 054-35130
                        ANALYSIS OF RESTRICTED DEPOSITS
                               DECEMBER 31, 1994

Tenant Security Deposits:

Tenant security deposits are held in a separate bank account in the name of the project.

RESERVE FOR REPLACEMENTS

Balance - January 1, 1994                         $  22,507

  Add:  Deposits during year                         10,320
        Interest earned                               1,118

  Less:  Withdrawals for replacement
           of property                              (11,739)
                                                  ---------

Balance - December 31, 1994                       $  22,206
                                                  =========

                             WILLOW WICK ASSOCIATES
                              LIMITED PARTNERSHIP
                           HUD PROJECT NO. 054-35130
                  SCHEDULE OF FUNDS IN FINANCIAL INSTITUTIONS
                            AS OF DECEMBER 31, 1994

A.       Funds Held by Mortgagor, Regular Operating Accounts:

         1.   First Union National Bank of Florida,
                 Jacksonville, Florida
                   (Checking)  [1]              1,111
                   (Checking)  [1]              4,979
                   (Checking)  [1]             18,125      $  24,215
                                               ------
         2.   Nation's Bank
                   (Checking)  [2]                             2,083

B.       Funds Held by Mortgagor in Trust,
         Tenant Security Deposits:

         1.   Nation's Bank
                   (Checking)  [2]                            12,940
                                                           ---------

         FUNDS HELD BY MORTGAGOR, TOTAL                       39,238
                                                           ---------

C.       Funds Held by Mortgagee, (in Trust),
         by Greystone Servicing corporation, Inc.: [3]

         1.   Tax & Insurance escrow - various funds          24,191
         2.   Reserve Fund for Replacements- various funds    22,206
                                                           ---------

         FUNDS HELD BY MORTGAGEE, TOTAL                       46,397
                                                           ---------

TOTAL FUNDS IN FINANCIAL INSTITUTIONS                      $  85,635
                                                           =========

[1] Balances confirmed by First Union National Bank of Florida, 1/10/95 [2] Balances confirmed by Nation's Bank of Florida, 1/04/95
[3] Balances confirmed by Greystone Servicing Corporation, Inc., 1/23/95

              U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT
                   HOUSING - FEDERAL HOUSING COMMISSIONER
           OFFICE OF MULTIFAMILY HOUSING MANAGEMENT AND OCCUPANCY

               COMPUTATION OF SURPLUS CASH, DISTRIBUTIONS AND
                              RESIDUAL RECEIPTS

------------------------------------------------------------------------------------------------------------------------------------
              PROJECT NAME                         FISCAL PERIOD ENDED:                      PROJECT NUMBER:

         WILLOW WICK APARTMENTS                          12/31/94                               054-35130
------------------------------------------------------------------------------------------------------------------------------------
                                               PART A-COMPUTE SURPLUS CASH
------------------------------------------------------------------------------------------------------------------------------------
                    1.  Cash (Accounts 1110, 1120, 1191, 1192)                    $       39,538
       CASH         2.  Tenant subsidy vouchers due for period covered by
                        financial statement                                       $
                    3.  Other (describe)                                          $
                                 (a) TOTAL CASH (Add Lines 1, 2, and 3)                               $       39,538
------------------------------------------------------------------------------------------------------------------------------------
                    4.  Accrued mortgage interest payable                         $        5,559
                    5.  Delinquent mortgage principal payments                    $
                    6.  Delinquent deposits to reserve for replacement            $
                    7.  Accounts payable (due within 30 days)                     $       63,583
      CURRENT       8.  Loans and notes payable - (due within 30 days)            $
    OBLIGATIONS     9.  Deficient Tax Insurance of MIP Escrow Deposits            $
                    10. Accrued expenses (not escrowed)                           $        2,152
                    11. Prepaid Rents (Account 2210)                              $          440
                    12. Tenant security deposits liability (Account 2191)         $       12,940
                    13. Other (Describe)                                          $
                                 (b) LESS TOTAL CURRENT OBLIGATIONS (Add Lines 4 through 13)          $       84,674
                                 (c) SURPLUS CASH (DEFICIENCY)(Line (a) minus Line (b))               $      (45,136)
------------------------------------------------------------------------------------------------------------------------------------
                    PART B - COMPUTE DISTRIBUTIONS TO OWNERS AND REQUIRED DEPOSIT TO RESIDUAL RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
  1.  Surplus Cash                                                                                    $
------------------------------------------------------------------------------------------------------------------------------------
                    2a. Annual Distribution Earned During Fiscal Period
                        Covered by the Statement                                  $
      LIMITED       2b. Distribution Accrued and Unpaid as of the End of the
      DIVIDED           Prior Fiscal Period                                       $
     PROJECTS       2c. Distributions Paid During Fiscal Period Covered by
                        Statement                                                 $
                    3.  Amount to be Carried on Balance Sheet as Distribution
                        Earned but Unpaid (Line 2a plus 2b minus 2c)              $
------------------------------------------------------------------------------------------------------------------------------------
  4.  Amount Available for Distribution During Next Fiscal Period                                     $
  5.  Deposit Due Residual Receipts
      (Must be deposited with Mortgagee within 60 days after Fiscal Period ends)                      $
------------------------------------------------------------------------------------------------------------------------------------
                         PREPARED BY                                                 REVIEWED BY
------------------------------------------------------------------------------------------------------------------------------------
  LOAN TECHNICIAN                                             LOAN SERVICER


------------------------------------------------------------------------------------------------------------------------------------
  DATE                                                        DATE
------------------------------------------------------------------------------------------------------------------------------------
                                              See Reverse for Instructions                                         HUD-93486 (12-80)

                   WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP
                           HUD PROJECT NO. 054-35130
               ANALYSIS OF ACCOUNTS PAYABLE AND ACCRUED EXPENSES
                               DECEMBER 31, 1994

Accounts Payable (other than trade creditors):

There are no known accounts payable to other than trade creditors as of December 31, 1994.


Accrued Taxes  (Account 2150):

There are no known taxes to be accrued as of December 31, 1994.

                   WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP
                           HUD PROJECT NO. 054-35130
                         CHANGES IN FIXED ASSET ACCOUNTS
                          YEAR ENDED DECEMBER 31, 1994

 Description                            FIXED ASSETS                           ACCUMULATED DEPRECIATION
 ------------------- ----------------------------------------------   -------------------------------------------
                                                                                                                       Note
                                                                                                                     Carrying
                      Balance      Additions  Deductions   Balance     Balance   Additions   Deductions  Balance      Amount
                     ----------    ---------  ----------  ---------   --------   ---------   ----------  -------    ----------
 410 Land            $  200,000     $    --   $     --   $   200,00   $    --     $    --    $    --     $     --   $   200,00
 420 Buildings        1,530,424      50,166     50,166    1,530,424    519,749     50,749     50,166      520,059    1,010,365
 430 Building
   equipment, fixed     208,000      29,148     29,148      208,000    166,295     16,080     29,148      153,227       54,773
                     ----------     -------    -------   ----------   --------    -------    -------     --------   ----------
 Total Fixes Assets  $1,938,424     $79,314    $79,314   $1,938,424   $685,771    $66,829    $79,314     $673,286   $1,265,138
                     ==========     =======    =======   ==========   ========    =======    =======     ========   ==========

                   WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP
                           HUD PROJECT NO. 054-35130
                            COMPENSATION OF PARTNERS
                               DECEMBER 31, 1994
Compensation of partners

The General Partner, Realty Management Group, Inc., earned management fees of $27,353, representing six (6) per cent of project income (as defined), and General Partner fees of $6,610 for the year ended December 31, 1994.

                   WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP
                           HUD PROJECT NO. 054-35130
            SCHEDULE OF UNAUTHORIZED DISTRIBUTIONS OF PROJECT INCOME
                               DECEMBER 31, 1994

Schedule of Unauthorized Distributions of Project Income

During 1994, the Partnership made periodic payments (without prior approval of HUD), of the following items [all classified as entity expenses on Form 92410 (Page 8)]:

1]     Legal and professional fees (Pages 8 and 9)               $   6,611

2]     General partner fees (Page 9)                                 6,610

3]     Interest on Second Mortgage Note Payable (Page 14)           36,072

4]     Travel expenses (Page 9)                                        436
                                                                 ---------

                             Total (Page 11)                     $  49,729
                                                                 =========

All of the payments listed above are considered "entity" expenses, and are payable only out of Surplus Cash as defined in the Regulatory Agreement. Semi-annual and annual disbursements of Surplus Cash are allowable with prior approval of HUD.

It is noted that Surplus Cash was $41,299 at December 31, 1993, all of which could have been distributed (or used to pay entity expenses) during 1994 with the approval of HUD.

Other than the amounts reflected above, no other unauthorized distributions of project income were noted during the audit of the accompanying financial statements.

                   WILLOW WICK ASSOCIATES LIMITED PARTNERSHIP
                           HUD PROJECT NO. 054-35130
                              SCHEDULE OF FINDINGS
                               DECEMBER 31, 1994
Schedule of Findings

1] During 1994, the Partnership made periodic payments (without the prior approval) of certain entity expenses (See Page 24 for details).

2] The Apartment Project continued to experience substantial vacancies during 1994, resulting in a deteriorating financial position of the Project at December 31, 1994.

3] Accounts payable - trade of $63,583 at December 31, 1994 represented an increase from $18,736 at December 31, 1993.

4] The second mortgage note of $300,608 (Note 2: Long-term debt) and interest accrued thereon matured on December 14, 1994; the maturity date of the note was extended to April 15, 1995, by agreement of the parties. Payment of, or a satisfactory restructuring of this obligation is imperative for the successful continuation of the Partnership.

                                James E. Bullard
                          Certified Public Accountant
                              9471 Baymeadows Road
                                   Suite 308
                          Jacksonville, Florida 32256
                                 --------------
                                 (904) 636-9997

           INDEPENDENT AUDITOR'S REPORT ON INTERNAL CONTROL STRUCTURE

To The Partners
Willow Wick Associates Limited Partnership
Jacksonville, Florida

I have audited the financial statements of Willow Wick Associates Limited Partnership, as of and for the year ended December 31, 1994, and have issued my report thereon dated February 20, 1995. I have also audited the partnership's compliance with requirements applicable to HUD-assisted programs and have issued my report thereon dated February 20, 1995.

I conducted my audit in accordance with generally accepted auditing standards, Government Auditing Standards issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs (the "Guide") issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General in July 1993. Those standards and the Guide require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement and about whether the Partnership complied with laws and regulations, noncompliance with which would be material to a HUD-assisted program.

In planning and performing my audit for the year ended December 31, 1994, I considered the Partnership's internal control structure in order to determine my auditing procedures for the purpose of expressing my opinion on the Partnership's basic financial statements and on its compliance with specific requirements applicable to its HUD-assisted program and not to provide assurance on the internal control structure.

The management of the Partnership is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. The objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management authorization and recorded properly to permit the preparation of financial statements in accordance with generally accepted accounting principles and that HUD assisted programs are managed in compliance with applicable laws and regulations. Because of inherent limitations in any internal control structure, errors, irregularities, or instances of noncompliance may nevertheless occur and not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that procedures may become inadequate because of changes in conditions or that the effectiveness of the design and operation of policies and procedures may deteriorate.

Willow Wick Associates Limited Partnership
February 20, 1995
Page 2

For the purpose of this report, I have classified the significant internal control structure policies and procedures in the following categories:

         Accounting applications
                 Cash receipts/Revenue
                 Purchases/Cash disbursements
                 General ledger
                 External financial reporting

         Specific compliance requirements
                 The Partnership's Regulatory Agreement (with HUD)
                 Mortgage status
                 Replacement reserve
                 Security deposits
                 Cash receipts
                 Cash disbursements
                 Management functions

For all of the internal control structure categories listed above, I obtained an understanding of the design of relevant policies and procedures and determined whether they have been placed in operation, and I assessed control risk.

I performed tests of controls, as required by the Guide, to evaluate the effectiveness of the design and operation of internal control structure policies and procedures that I considered relevant to preventing or detecting material noncompliance with specific requirements applicable to the Partnership's HUD-assisted program. My procedures were less in scope than would be necessary to render an opinion on internal control structure policy and procedures. Accordingly, I do not express such an opinion.

I noted no matters involving the internal control structure and its operation that I consider to be reportable conditions under standards established by the American Institute of Certified Public Accountants. Reportable conditions involve matters coming to my attention relating to significant deficiencies in the design or operation of the internal control structure that, in my judgment, could adversely affect the organization's ability to record, process, summarize, and report financial data consistent with management's assertions in the financial statements or to administer HUD assisted programs in accordance with applicable laws and regulations.

Willow Wick Associates Limited Partnership
February 20, 1995
Page 3

A material weakness is a reportable condition in which the design or operation of one or more of the internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited or that noncompliance with laws and regulations that would be material to a HUD-assisted program may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. My consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be reportable conditions and, accordingly, would not necessarily disclose all reportable conditions that are also considered to be material weaknesses as defined above.

This report is intended for the information of the Partnership's management, and the Department of Housing and Urban Development. However, this report is a matter of public record and its distribution is not limited.


/s/ JAMES E. BULLARD, CPA
-----------------------------

February 20, 1995

                                James E. Bullard
                          Certified Public Accountant
                              9471 Baymeadows Road
                                   Suite 308
                          Jacksonville, Florida 32256

                                   ----------

                                 (904) 636-9997

         INDEPENDENT AUDITOR'S REPORT ON COMPLIANCE WITH SPECIFIC REQUIREMENTS
                              APPLICABLE TO MAJOR HUD PROGRAMS

To the Partners
Willow Wick Associates Limited Partnership
Jacksonville, Florida

I have audited the financial statements of Willow Wick Associates Limited Partnership, as of and for the year ended December 31, 1994 and have issued my report thereon dated February 20, 1995. In addition, I have audited the Partnership's compliance with the specific program requirements governing:

          *   the Partnership's Regulatory Agreement (with HUD)
          *   its Mortgage status
          *   replacement reserve
          *   its accounting for security deposits, and
          * its cash receipts and disbursements, that are applicable to its only Major HUD-assisted program (Operation of an Apartment Project which receives no rental assistance)
          *   Management functions

for the year ended December 31, 1994. The management of the Partnership is responsible for compliance with those requirements. My responsibility is to express an opinion on compliance with those requirements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards, Government Auditing Standards, issued by the Comptroller General of the United States, and the Consolidated Audit Guide for Audits of HUD Programs (the "Guide") issued by the U.S. Department of Housing and Urban Development, Office of Inspector General in July 1993. Those standards and the Guide require that I plan and perform the audit to obtain reasonable assurance about whether material noncompliance with the requirements referred to above occurred. An audit includes examining, on a test basis, evidence about the Partnership's compliance with those requirements I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the Partnership complied, in all material respects, with the requirements described above that are applicable to its sole major HUD assisted program for the year ended December 31, 1994.

This report is intended for the information of the Partnership's management, and the Department of Housing and Urban Development. However, this report is a matter of public record and its distribution is not limited.

/s/ JAMES E. BULLARD, CPA
-----------------------------

February 20, 1995

                                James E. Bullard
                          Certified Public Accountant
                              9471 Baymeadows Road
                                   Suite 308
                          Jacksonville, Florida 32256

                                 (904) 636-9997

    INDEPENDENT AUDITOR'S REPORT ON COMPLIANCE WITH SPECIFIC REQUIREMENTS
                    APPLICABLE TO AFFIRMATIVE FAIR HOUSING

Willow Wick Associates Limited Partnership
Jacksonville, Florida

I have audited the financial statements of Willow Wick Associates Limited Partnership, as of and for the year ended December 31, 1994, and have issued my report thereon dated February 20, 1995.

I have applied procedures to test the Partnership's compliance with the Affirmative Fair Housing requirements applicable to its HUD-assisted programs, for the year ended December 31, 1994.

My procedures were limited to the applicable compliance requirement described in the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, Office of Inspector General in July 1993. My procedures were substantially less in scope than an audit, the objective of which would be the expression of an opinion on the Partnership's compliance with the Affirmative Fair Housing requirements. Accordingly, I do not express such an opinion.

With respect to the items tested, the results of those procedures disclosed no material instances of noncompliance with the Affirmative Fair Housing requirements. With respect to items not tested, nothing came to my attention that caused me to believe that the Partnership had not complied, in all material respects, with those requirements.

This report is intended for the information of Partnership's management and the Department of Housing and Urban Development However, this report is a matter of public record and its distribution is not limited.

James E. Bullard, CPA

/s/ JAMES E. BULLARD
-------------------------
February 20, 1995